UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2016

Citigroup Commercial Mortgage Trust 2016-P6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001690255)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key number: 0001682509)

Principal Commercial Capital

(Central Index Key number: 0001634437)

Société Générale

(Central Index Key number: 0001238163)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-09	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2016-P6 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2016-P6, Commercial Mortgage Pass-Through Certificates, Series 2016-P6, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 15, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2016 (the “December 15, 2016 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Quantum Park Loan Combination was required to be serviced and administered pursuant to the CGCMT 2016-C3 Pooling and Servicing Agreement, which is the servicing agreement for the CGCMT 2016-C3 securitization trust (into which a Quantum Park Companion Loan was deposited). The CGCMT 2016-C3 Pooling and Servicing Agreement was filed as Exhibit 4.4 to the December 15, 2016 Form 8-K.

On December 22, 2016, the Quantum Park Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37 (the “WFCM 2016-C37 Certificates”). Upon the issuance of the WFCM 2016-C37 Certificates, the servicing and administration of the Quantum Park Loan Combination is required to be transferred from the CGCMT 2016-C3 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the WFCM 2016-C37 Certificates, dated as of December 1, 2016 (the “WFCM 2016-C37 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “WFCM 2016-C37 Depositor”), Wells Fargo Bank, National Association, as master servicer and certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

The WFCM 2016-C37 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the WFCM 2016-C37 Depositor, is attached hereto as Exhibit 4.1.

Item 6.02. Change of Servicer or Trustee.

Wells Fargo Bank, National Association (“Wells Fargo”) became the servicer with respect to the Quantum Park Loan Combination on December 22, 2016, upon the closing of the WFCM 2016-C37 securitization transaction and the required transfer of servicing of the Quantum Park Loan Combination from the CGCMT 2016-C3 Pooling and Servicing Agreement and the related securitization transaction.

Capitalized terms used herein without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Wells Fargo is the Outside Servicer with respect to (i) the 8 Times Square & 1460 Broadway Loan Combination under the CD 2016-CD2 Pooling and Servicing Agreement, (ii) the Quantum Park

 Loan Combination under the pooling and servicing agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37 were issued, (iii) the Potomac Mills Loan Combination under the CFCRE 2016-C6 Pooling and Servicing Agreement, (iv) the Fresno Fashion Fair Loan Combination under the JPMDB 2016-C4 Pooling and Servicing Agreement and (v) the Easton Town Center Loan Combination under the BBCMS 2016-ETC Trust and Servicing Agreement. Wells Fargo is a national banking association organized under the laws of the United States of America, and is a wholly-owned direct and indirect subsidiary of Wells Fargo & Company. On December 31, 2008, Wells Fargo & Company acquired Wachovia Corporation, the owner of Wachovia Bank, National Association (“Wachovia”), and Wachovia Corporation merged with and into Wells Fargo & Company. On March 20, 2010, Wachovia merged with and into Wells Fargo. Like Wells Fargo, Wachovia acted as master servicer of securitized commercial and multifamily mortgage loans and, following the merger of the holding companies, Wells Fargo and Wachovia integrated their two servicing platforms under a senior management team that is a combination of both legacy Wells Fargo managers and legacy Wachovia managers.

The principal west coast commercial mortgage master servicing offices of Wells Fargo are located at MAC A0227-020, 1901 Harrison Street, Oakland, California 94612. The principal east coast commercial mortgage master servicing offices of Wells Fargo are located at MAC D1050-084, Three Wells Fargo, 401 South Tryon Street, 8th Floor, Charlotte, North Carolina 28202.

Wells Fargo has been master servicing securitized commercial and multifamily mortgage loans in excess of ten years. Wells Fargo’s primary servicing system runs on McCracken Financial Solutions software, Strategy CS. Wells Fargo reports to trustees and certificate administrators in the CREFC format. The following table sets forth information about Wells Fargo’s portfolio of master or primary serviced commercial and multifamily mortgage loans (including loans in securitization transactions and loans owned by other investors) as of the dates indicated:

Commercial and Multifamily Mortgage Loans	As of 12/31/2013	As of 12/31/2014	As of 12/31/2015	As of 9/30/2016
By Approximate Number:	33,391	33,605	32,716	31,569
By Approximate Aggregate Unpaid Principal Balance (in billions):	$437.49	$475.39	$503.34	$504.43

Within this portfolio, as of September 30, 2016, are approximately 22,345 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $394.3 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wells Fargo also services whole loans for itself and a variety of investors. The properties securing loans in Wells Fargo’s servicing portfolio, as of September 30, 2016, were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands and Puerto Rico and include retail, office, multifamily, industrial, hotel and other types of income-producing properties. Also included in the above portfolio are commercial mortgage loans that Wells Fargo services in Europe through its London Branch. Wells Fargo has been servicing commercial mortgage loans in Europe through its London Branch for more than ten years. Through affiliated entities formerly known as Wachovia Bank, N.A., London Branch and Wachovia Bank International, and as a

 result of its acquisition of commercial mortgage servicing rights from Hypothekenbank Frankfurt AG, formerly Eurohypo AG, in 2013, it has serviced loans secured by properties in Germany, Ireland, the Netherlands, and the UK. As of September 30, 2016, its European third party servicing portfolio, which is included in the above table, is approximately $1.4 billion.

In its master servicing and primary servicing activities, Wells Fargo utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wells Fargo to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

The following table sets forth information regarding principal and interest advances and servicing advances made by Wells Fargo, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations. The information set forth is the average amount of such advances outstanding over the periods indicated (expressed as a dollar amount and as a percentage of Wells Fargo’s portfolio, as of the end of each such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

Period	Approximate Securitized Master-Serviced Portfolio (UPB)*	Approximate Outstanding Advances (P&I and PPA)*	Approximate Outstanding Advances as % of UPB
Calendar Year 2013	$ 346,011,017,466	$ 2,158,219,403	0.62%
Calendar Year 2014	$ 377,947,659,331	$ 1,750,352,607	0.46%
Calendar Year 2015	$ 401,673,056,650	$ 1,600,995,208	0.40%
YTD Q3 2016	$ 383,266,887,450	$ 904,827,872	0.24%

*	“UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Wells Fargo is rated by Fitch, S&P and Morningstar as a primary servicer, a master servicer and a special servicer of commercial mortgage loans. Wells Fargo’s servicer ratings by each of these agencies are outlined below:

US Servicer Ratings	Fitch	S&P	Morningstar
Primary Servicer:	CPS1-	Strong	MOR CS1
Master Servicer:	CMS1-	Strong	MOR CS1
Special Servicer:	CSS2	Above Average	MOR CS2
UK Servicer Ratings	Fitch	S&P
Primary Servicer:	CPS2	Average
Special Servicer:	CSS3	Average

The long-term issuer ratings of Wells Fargo are rated “AA-” by S&P, “Aa2” by Moody’s and “AA” by Fitch. The short-term issuer ratings of Wells Fargo are rated “A-1+” by S&P, “P-1” by Moody’s and “F1+” by Fitch.

Wells Fargo has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event. Wells Fargo’s master servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wells Fargo’s policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

Wells Fargo may perform any of its obligations under any Outside Servicing Agreement through one or more third-party vendors, affiliates or subsidiaries. Notwithstanding the foregoing, Wells Fargo will remain responsible for its duties thereunder. Wells Fargo may engage third-party vendors to provide technology or process efficiencies. Wells Fargo monitors its third-party vendors in compliance with its internal procedures and applicable law. Wells Fargo has entered into contracts with third-party vendors for the following functions:

•	provision of Strategy and Strategy CS software;
•	tracking and reporting of flood zone changes;
•	abstracting of leasing consent requirements contained in loan documents;
•	legal representation;
•	assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wells Fargo;
•	performance of property inspections;
•	performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes; and
•	Uniform Commercial Code searches and filings.

Wells Fargo may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on the related Outside Serviced Mortgage Loans and Outside Serviced Companion Loans. Wells Fargo monitors and reviews the performance of sub-servicers appointed by it. Generally, all amounts received by Wells Fargo on the related Outside Serviced Mortgage Loans and Outside Serviced Companion Loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Wells Fargo and will then be allocated and transferred to the appropriate account as described in this prospectus. On the day any amount is to be disbursed by Wells Fargo, that amount is transferred to a common disbursement account prior to disbursement.

Wells Fargo (in its capacity as an Outside Servicer) will not have primary responsibility for custody services of original documents evidencing the related Outside Serviced Mortgage Loans or Outside Serviced Companion Loans. On occasion, Wells Fargo may have custody of certain of such documents as are necessary for enforcement actions involving the Outside Serviced Mortgage Loans, Outside Serviced Companion Loans or otherwise. To the extent Wells Fargo performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard under the related Outside Servicing Agreement.

 A Wells Fargo proprietary website (www.wellsfargo.com/com/comintro) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

Wells Fargo & Company files reports with the Commission as required under the Exchange Act. Such reports include information regarding Wells Fargo and may be obtained at the website maintained by the Commission at www.sec.gov.

There are no legal proceedings pending against Wells Fargo, or to which any property of Wells Fargo is subject, that are material to the Certificateholders, nor does Wells Fargo have actual knowledge of any proceedings of this type contemplated by governmental authorities.

Wells Fargo has entered into one or more agreements with the related mortgage loan sellers to purchase the master servicing and/or primary servicing rights to each of the Loan Combinations for which it is acting as Outside Servicer.

Neither Wells Fargo nor any of its affiliates will retain any Certificates issued by the Trust or any other economic interest in this securitization other than as set forth above, except that Wells Fargo has purchased for investment Class X-A Certificates, in the aggregate notional amount of $227,110,000 and Class A-S Certificates, in the aggregate certificate balance of $16,000,000. However, Wells Fargo or its affiliates may, from time to time after the initial sale of the Certificates to investors on the Closing Date, acquire additional Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of any such Certificates, whether acquired on or after the Closing Date, at any time.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	WFCM 2016-C37 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-P6 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	WFCM 2016-C37 Pooling and Servicing Agreement	(E)